UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2007

SMITHFIELD FOODS, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street Smithfield, Virginia	23430
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 365-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

During a presentation at the Lehman Brothers Back-To-School Consumer Conference in Boston, Massachusetts on September 5, 2007, the Registrant’s President and Chief Executive Officer, C. Larry Pope, made a PowerPoint presentation containing certain financial information about recent acquisitions and investments of the Company, including reconciliations of net income to EBITDA for the following acquisitions and for the periods indicated (amounts in millions):

•

Cook’s Hams, Inc. and Armour-Eckrich (formerly the non-turkey product assets of the branded meats business of ConAgra Foods, Inc.) combined, which for the ten months ending July 29, 2007 had net income of $20, interest of $18, depreciation & amortization of $11, and taxes of $11, and annualized based on the ten months ending July 29, 2007 had net income of $24 and an EBITDA of $71.

•

Butterball (formerly the Butterball and Longmont turkey products business of the ConAgra Foods branded meats business), which for the ten months ending July 29, 2007 had net income of $16, interest of $8, and depreciation & amortization of $4, and annualized based on the ten months ending July 29, 2007 had net income of $19, and an EBITDA of $34. These numbers for Butterball represent only the Registrant’s 49% share in the Butterball, LLC joint venture which made this acquisition.

•

Groupe Smithfield S.L., which during the twelve months ending July 29, 2007 had net income of $20, and an EBITDA of $58. These numbers for Groupe Smithfield represent only the Registrant’s 50% share in the Groupe Smithfield joint venture.

•

Premium Standard Farms, Inc. (PSF), which for a recent twelve month period, had net income of $27, and an EBITA of $97. The recent twelve month period consists of the quarter ended July 29, 2007 (when owned by the Company) plus the last three quarters of PSF’s fiscal year ending March 2007. These numbers include $9 of acquisition expenses, $8 of legal settlement fees and $6 of inventory step-up for purchase accounting.

The PowerPoint presentation, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference. The Registrant presented EBITDA for these acquisitions because it uses, and believes it is common for others to use, EBITDA as a method for determining fair value of a business. The Registrant presented annualized numbers based on the ten months ending July 29, 2007 for the Armour-Eckrich and Butterball acquisitions as those acquisitions occurred only ten months ago and the Company believes those ten months are largely representative of a full year of ownership of those acquisitions.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1     PowerPoint materials from the Registrant’s presentation at the Lehman Brothers Back-To-School Consumer Conference in Boston, Massachusetts held on September 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: September 6, 2007	/s/ Michael H. Cole
Michael H. Cole
Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit 99.1	PowerPoint materials from the Registrant’s presentation at the Lehman Brothers Back-To-School Consumer Conference in Boston, Massachusetts held on September 5, 2007.